Exhibit 10.8

AMENDMENT OF SOLICITATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODICATION NO. P00001		3. EFFECTIVE DATE See Block 16c	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
6. ISSUED BY CODE		NCI-EXEC	7. ADMINISTERED BY (if other than Item 6) CODE		NCI
National Institutes of Health National Cancer Institute Bethesda, MD 20892-7511			National Institutes of Health National Cancer Institute Bethesda, MD 20892-7511
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) AETHLON MEDICAL, INC.:1296382 9635 GRANITE RIDGE DRIVE SUITE 100 SAN DIEGO CA 921232678			(x)	9A. AMENDMENT OF SOLICITAITON NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75N91019C00042
10B. DATED (SEE ITEM 13) 09/12/2019
CODE		FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITIONS
☐		The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items Band 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment. and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPOPRIATION DATE (if required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIRCATION OF CONTRACTS/ORDERS. IT MODIRES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1, Authority; FAR 43.102(a) (3) Mutual Agreement of the
(Specify tyle of modification and authority)
E. IMPORTANT:	Contractor	☐ is not.	☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to 1) revise the period of performance, 2) revise the milestone schedules contained in the Statement of Work, and 3) update Articles B.2., F.1., C.1., and Section J, to reflect these changes. No changes are being made to the contract price and no funds are being obligated by this modification.

PREVIOUS PERIOD OF PERFORMANCE:    September 16, 2019 - September 15, 2021 (UNCHANGED)

NEW PERIOD OF PERFORMANCE:              September 16, 2019 - September 15, 2022 (CHANGED)

FUNDS CURRENTLY OBLIGATED:              $1,860,561 (UNCHANGED)

ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED.

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A. as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) James B. Frakes, Chief Financial Officer			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CHRISTOPHER E. MILLS
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
_/s/ James B. Frakes, Chief Financial Officer (Signature of person authorize to sign)		10/16/20	_/s/ Christopher E. Mills-S____________________ (Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable				STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75N91019C00042/P00001			PAGE OF
				2	4
NAME OF OFFEROR OR CONTRACTOR AETHLON MEDICAL, INC.: 1296382
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Delivery: 09/15/2022 Delivery Location Code: MEDICAL CENTER DR 9609 Medical Center Drive, Rockvill 9609 Medical Center Drive Rockville MD 20850 US

Payment:

Approved By, NCI Branch A Invoices

Paid By: NIH Commercial Accounts Br

2115 East Jefferson St, MSC 8500

Room 4B-432

Bethesda, MD 20892-8500

Change Item 1 to read as follows(amount shown is the obligated amount):

1.	Topic 359: A Device Prototype for Isolation of Melanoma Exosomes for Diagnostics and Treatment Monitoring Obligated Amount: $0.00 Product/Service Code: AN13 Product/Service Description: R&D- MEDICAL: BIOMEDICAL (ADVANCED DEVELOPMENT)				0.00

Project Data:

125132.1.HNC1 NCI OD OFFICE OF THE DIRECTOR.2555

RESEARCH AND DEVELOPMENT.09/03/2019

Accounting Info:

08024920191DA0.2019.03.C100.HNC1000000C.E.00014.40

6.SBIR.2550A.61000001.9999.9999.9999

Funded: $0.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

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Beginning with the effective date of this modification, the contractor and the government mutually agree as follows: (bold, italicized text denotes modified contract language):

ARTICLE B.2. PRICES, revised paragraph 2.

1.	The total fixed price of this contract is $1,860,561.
2.	Upon delivery and acceptance of the services described in SECTION C of this contract and identified in the schedule of charges below, the Government shall pay to the Contractor the unit price(s) set forth below:

PAYMENT SCHEDULE, Revised

Description	Amount ($)
Kick-Off Presentation	$ 206,729
Quarterly Report 1	$ 206,729
Quarterly Report 2	$ 206,729
Quarterly Report 3	$ 206,729
Quarterly Report 4, SBIR Program Life Cycle Certification, Annual Updated Commercialization Plan	$ ~~206,729~~ 114,849.44
Quarterly Report 5	$ ~~206,729~~ 114,849.44
Quarterly Report 6	$ ~~206,729~~ 114,849.44
Quarterly Report 7	$ ~~206,729~~ 114,849.44
Quarterly Report 8	114,849.44
Quarterly Report 9	114,849.44
Quarterly Report 10	114,849.44
Quarterly Report 11	114,849.44
Final Report, Contract Outcomes Report, Final presentation, and all other contract deliverables	$ ~~206,729~~ 114,849.44
TOTAL FIXED PRICE	$ 1,860,561

ARTICLE F.1. PERIOD OF PERFORMANCE

The period of performance of this contract shall be from September 16, 2019 through September 15, ~~2021~~ 2022

.

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated ~~August 28, 2019~~ July 1, 2020, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated ~~August 28, 2019~~ July 1, 2020, 3 pages.

End of Modification P00001

All other terms and conditions of this contract remain unchanged and in full force and effect.

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